EXHIBIT 99.1

                CERTIFICATIONS OF CO-CHIEF EXECUTIVE OFFICERS AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of SSP Solutions, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003                           By: /s/ MARVIN J. WINKLER
                                                  ------------------------------
                                                      Marvin J. Winkler,
                                                      Co-Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                -----------------

         In connection with the quarterly report on Form 10-QSB of SSP Solutions, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003                           By: /s/ KRIS SHAH
                                                  ------------------------------
                                                      Kris Shah,
                                                      Co-Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                -----------------

         In connection with the quarterly report on Form 10-QSB of SSP Solutions, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003                             By: /s/ THOMAS E. SCHIFF
                                                    ---------------------------
                                                        Thomas E. Schiff,
                                                        Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                       33